Item 77 D-Policies with respect to securities investments

Redmont Resolute Fund I

New Policy

The  Fund  pursues  its  objective  primarily  by  allocating  its  assets  among  (i)  investment  sub-advisers

(the  "Sub-Advisers")  who  manage  alternative  or  hedging  investment  strategies,  (ii)  other  open-end investment companies, registered under the Investment Company Act of 1940, as amended (the "1940

Act")  that  use  alternative  or  hedging  strategies,  and  (iii)  derivatives,  principally  total  return  swaps  on reference  pools  of  securities  which  may be  managed  by unaffiliated  parties (“Underlying Pools”), for

the  purposes  of  seeking  economic  exposure  to  alternative  or  hedging  strategies.   These  three  primary

approaches  to  achieve  exposure  to  alternative  or  hedging  strategies  will  be  collectively  referred  to  as

the  "Underlying  Investment  Strategies"  of  the  Fund.   The  Fund  may  also  invest  in  closed-end  funds

and   exchange-traded   funds,   which   also   provide   exposure   to   hedging   or   alternative   strategies.

Collectively, the open-end funds, closed-end funds and exchange-traded funds in which the Fund may invest are referred to as "Underlying Funds.”

The  hedging  or  alternative  strategies  to  which  the  Fund's  Underlying  Investment  Strategies  seek  to provide  exposure  may  include,  among  other  techniques,  the  use  of  short  selling,  options,  futures,

derivatives  or  similar  instruments.    Alternative  investment  strategies  may  include,  among  others,

long/short,  market  neutral  and  arbitrage  strategies;  commodities  or  commodity-linked  investments;

leverage;  derivatives;  distressed  securities;  and  other  investment  techniques  that  are  expected  to achieve the Fund's investment objective.  These strategies are common hedge fund-type strategies and may attempt to exploit disparities or inefficiencies in the markets, geographical areas, and companies;

take  advantage  of  security  mispricings  or  anticipated  price  movements;  and/or  benefit  from  cyclical themes or special situations or events (such as spin-offs or reorganizations).

The  Adviser  determines  the  allocation  of  the  Fund's  assets  among the  various  Underlying Investment

Strategies.  In  selecting  and  weighting  investment  options,  the  Adviser  seeks  to  identify  Underlying

Investment   Strategies   which,   based   on  the   investment   styles  and   historical   performance   of   the

associated  managers,  have  the  potential,  in  the  opinion  of  the  Adviser,  to  perform  independently  of each  other  and  achieve  positive  risk-adjusted  returns  in  various  market  cycles.  This  is  referred  to  as

"low  correlation."  The  degree  of  correlation  of  any  an  Underlying  Investment  Strategy  will,  with other  investment  strategies and the market  as a whole, vary as a result  of  market  conditions and other

factors.   By  allocating  its  assets  among  a  number  of  investment  options,  the  Fund  seeks  to  provide exposure to a broad array of assets with less risk and lower volatility than if the Fund utilized a single

Manager  or  a  single  strategy  approach.  The  Adviser  may  change  the  allocation  of  the  Fund's  assets among the available investment options, and may add or remove Underlying Investment Strategies, at any time.

Sub-Advisers

Each  Sub-Adviser  is  responsible  for  the  day-to-day  management  of  its  allocated  portion  of  Fund assets.  The  Adviser  has  ultimate  responsibility,  subject  to  the  oversight  of  the  Board  of  Trustees  of the  Fund,  to  oversee  the  Sub-Advisers,  and  to  recommend  their  hiring,  termination  and  replacement.

The  Adviser  may  hire  and  terminate  Sub-Advisers  in  accordance  with  the  terms  of  an  exemptive order  obtained  by  the  Fund  and  the  Adviser  from  the  SEC,  under  which  the  Adviser  is  permitted,

subject  to  supervision  and  approval  of  the  Board  of  Trustees,  to  enter  into  and  materially amend  sub-

advisory  agreements  without  shareholder  approval.  Currently,  the  Adviser  has  entered  into  sub-

advisory   agreements   with   Turner   Investments,   L.P.   and   Robeco   Investment   Management,   Inc.

(“RIM”)  for the Fund.   As of  the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisers are allocated to RIM.

Underlying Funds

Each  Underlying  Fund  invests  its  assets  in  accordance  with  its  investment  strategy.  As  the  Fund  is  a

shareholder   of   each   Underlying   Fund,   the   Fund's   shareholders   will   indirectly   bear   the   Fund's

proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to  the  fees  and  expenses  the  Fund's  shareholders  directly  bear  in  connection  with  the  Fund's  own

operations.   As  a  result,  investments  in  the  securities  of  Underlying  Funds  involve  the  duplication  of

advisory fees  and  certain  other  expenses.   The  Fund  may invest  in  Underlying Funds  in excess  of  the limitations under  the 1940 Act, pursuant  to an exemptive order  obtained by the Fund and the Adviser from the SEC.

Swap Contracts on Underlying Pools

Swap contracts, such as total return swaps, are contracts between the Fund and, typically, a brokerage firm  or  other  financial  institution  (the  swap  counterparty)  for  periods  ranging  from  a  few  days  to

multiple  years.   In  a  basic  swap  transaction,  the  Fund  and  the  swap  counterparty  agree  to  exchange the  returns  that  would  be  earned  or  realized  if  the  notional  amount  (i.e.,  the  amount  selected  by  the parties as the basis on which to calculate the obligations they have agreed to exchange)  were invested

in  certain  reference  assets.   In  a  total  return  swap,  the  parties  agree  to  “swap”  the  total  return  of  an underlying  reference  asset  (such  as  an  index,  security  or  underlying  pool  of  securities)  in  exchange for  a  regular  payment,  at  a floating rate,  at  a  fixed  rate,  or  the  total  rate  of  return on  another  financial

instrument.   The  Fund  may  take  either  position  in  a  total  return  swap  (i.e.,  the  Fund  may  receive  or

pay  the  total  return  on  the  underlying  reference  asset  or  index).   The  Fund  may,  through  such  a  total

return  swap,  seek  to  access  the  returns  of  a  single  or  multiple  Underlying  Pool(s)  that  use  a  single manager or multiple managers to execute strategies which the Adviser deems to be consistent with the

Fund’s investment objective and principal investment strategies.

In  addition  to  Underlying  Investment  Strategies,  the  Adviser  may  invest  the  Fund's  assets  directly  in

the  same  manner  as  any  Sub-Adviser  in  pursuit  of  the  Fund's  investment  objective.    Investments

generally include equity securities, fixed income securities and derivatives.

•  In  addition  to  the  Underlying  Investment  Strategies,  the  Fund  may  invest  in  equity  securities  of

issuers   of   any   market   capitalization   in   the   U.S.   or   abroad,   including   convertible,   private

placement/restricted,  initial  public  offering  (“IPOs”)  and  emerging  market  securities,  with  certain

exposures   to   non-U.S.   issuers   obtained   through   investments   in   American   Depositary   Receipts

("ADRs").

•  The  Fund  may  invest  in  fixed-income  securities  of  any  credit  quality  and  maturity,  including  those with fixed or  variable terms and those of  defaulted/distressed issuers and bank loans. These securities can  be  rated  below  investment  grade  (i.e.,  “junk  bonds”)  and  thus  rated  below  Baa3  by  Moody's,

BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•  The  Fund  may  invest  in  derivatives,  in  addition  to  swap  contracts  whose  value  is  derived  from  an

Underlying  Pool,  which  are  financial  instruments  that  have  a  value  that  depends  upon,  or  is  derived from,  a  reference  asset,  such  as  options,  futures,  indexes  or  currencies.  The  most  common  types  of derivatives  in  which  the  Fund  may  invest  are  forwards,  options,  futures  and  swaps  contracts.  The

Fund  may invest  in  derivatives  to  hedge  (or  reduce)  its exposure  to  a  portfolio  asset  or  risk,  to  obtain leverage  for  speculative  purposes,  to  manage  cash  and/or  as  a  substitute  for  taking  a  position  in  the reference  asset  or  to  gain  exposure  to  certain  asset  classes,  in  which  case  the  derivatives  may  have economic  characteristics  similar  to  those  of  the  reference  asset  and  the  Fund's  investment  in  the derivatives  may  be  applied  toward  meeting  a  requirement  to  invest  a  certain  percentage  of  its  net assets in instruments with such characteristics.

Old Policy

The  Fund  pursues  its  objective  primarily  by  allocating  its  assets  among  (i)  investment  sub-advisers

(the  “Sub-Advisers",  also  referred  to  as  “Managers”)  who  manage  alternative  or  hedging  investment strategies  and  (ii)  other  open-end  investment  companies  registered  under  the  Investment  Company

Act  of  1940,  as  amended  (the  "1940  Act")  that  use  alternative  or  hedging  strategies.   The  Fund  may

also  invest  in  closed-end  funds,  exchange-traded  funds  and  exchange-traded  notes,  which  provide

exposure to  hedging or  alternative  strategies.   Collectively,  the  open-end  funds,  closed-end  funds  and exchange-traded funds in which the Fund may invest are referred to as “Underlying Funds.”

Hedging  strategies  used  by  the  Sub-Advisers  and  the  Underlying  Funds  may  include,  among  other

techniques,  the  use  of  short  selling,  options,  futures,  derivatives  or  similar  instruments.   Alternative

investment  strategies  may  include,  among  others,  long/short,  market  neutral  and  arbitrage  strategies;

commodities  or  commodity-linked  investments;  leverage;  derivatives;  distressed  securities;  and  other

investment  techniques  that  are  expected  to  achieve  the  Fund's  investment  objective.   These  strategies

are  common  hedge  fund-type  strategies  and  may  attempt  to  exploit  disparities  or  inefficiencies  in  the markets,  geographical  areas,  and  companies;  take  advantage  of  security  mispricings  or  anticipated price  movements;  and/or  benefit  from  cyclical  themes  or  special  situations  or  events  (such  as  spin-

offs  or  reorganizations).  Through  its  use  of  the  Sub-Advisers  and  the  Fund’s  investment  in  the

Underlying  Funds,  the  Fund  generally  seeks  to  maintain  net  equity  exposure  ranging  between  ten

percent  (10%)  to  sixty  percent  (60%)  of  net  assets.   For  example,  an  Underlying  Fund  that  uses  a

long/short  strategy  may  be  100%  long  equities  and  40%  short  equities,  resulting  in  a  net  equity

exposure  of  60%,  with  the  balance  held  in  cash.   The  remainder  of  the  Fund’s  exposure  (i.e.,  other

than  net  equity)  is expected to  come  primarily from the  investment  in  investment  grade  fixed-income securities  of  varying  maturities,  cash,  non-equity  derivatives  or  similar  instruments  by  one  or  more

Sub-Advisers or Underlying Funds.

The  Adviser  determines  the  allocation  of  the  Fund's  assets  among  the  various  Sub-Advisers  and

Underlying  Funds.  In  selecting  and  weighting  investment  options,  the  Adviser  seeks  to  identify  Sub-

Advisers  and  Underlying  Funds  which,  based  on  their  investment  styles  and  historical  performance,

have  the  potential,  in  the  opinion  of  the  Adviser,  to  perform  independently  of  each  other  and  achieve positive  risk-adjusted  returns  in  various  market  cycles.  This  is  referred  to  as  "low  correlation."  The degree  of  correlation  of  any  given  investment  strategy  of  a  Sub-Adviser  or  an  Underlying  Fund  will,

with  other  investment  strategies  and  the  market  as  a  whole,  vary  as  a  result  of  market  conditions  and other  factors, and some  Sub-Advisers  and Underlying Funds  will  have  a  greater  degree  of  correlation with  each  other  and  with  the  market  than  others.  By  allocating  its  assets  among  a  number  of investment  options, the Fund seeks to achieve diversification, less risk and lower volatility than if  the

Fund  utilized  a  single  Manager  or  a  single  strategy approach.  The  Fund  is  not  required  to  invest  with

any   minimum   number   of   Sub-Advisers   or   Underlying  Funds,   and   does   not   have   minimum  or

maximum  limitations  with  respect  to  allocations  of  assets  to  any  Sub-Adviser,  investment  strategy  or market  sector.  The  Adviser  may  change  the  allocation  of  the  Fund's  assets  among  the  available investment  options,  and  may  add  or  remove  Sub-Advisers,  at  any  time.  For  a  variety  of  reasons,

including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

Each  Sub-Adviser  is  responsible  for  the  day-to-day  management  of  its  allocated  portion  of  Fund assets.  The  Adviser  has  ultimate  responsibility,  subject  to  the  oversight  of  the  Board  of  Trustees  of the  Fund,  to  oversee  the  Sub-Advisers,  and  to  recommend  their  hiring,  termination  and  replacement.

The  Adviser  may  hire  and  terminate  Sub-Advisers  in  accordance  with  the  terms  of  an  exemptive order  obtained  by  the  Fund  and  the  Adviser  from  the  SEC,  under  which  the  Adviser  is  permitted,

subject  to  supervision  and  approval  of  the  Board  of  Trustees,  to  enter  into  and  materially amend  sub-

advisory agreements without shareholder approval. The Adviser will furnish shareholders of the Fund with  information  regarding  a  new  Sub-Adviser  within  90  days  of  the  hiring  of  the  new  Sub-Adviser.

As  of  the  date  of  this  Prospectus,  the  Adviser  has  not  entered  into  any  sub-advisory  agreements  with respect to the Fund.

In  addition  to  Sub-Advisers  and  Underlying  Funds,  the  Adviser  may  invest  the  Fund's  assets  directly

in  the  same  manner  as  any  Sub-Adviser  in  pursuit  of  the  Fund's  investment  objective.   Investments

generally include equity securities, fixed income securities and derivatives.

•  In  addition  to  the  Underlying  Funds,  the  Fund  may  invest  in  equity  securities  of  issuers  of

any     market     capitalization     in     the     U.S.     or     abroad,     including     convertible,     private

placement/restricted, initial  public offering (“IPOs”)  and  emerging market  securities, with  certain exposures  to  non-U.S.  issuers  obtained  through  investments  in  American  Depositary  Receipts

("ADRs").

•   The   Fund   may   invest   in   fixed-income   securities   of   any   credit   quality   and   maturity,

including  those  with  fixed  or  variable  terms  and  those  of  defaulted/distressed  issuers  and  bank loans.  These  securities  can  be  rated  below  investment  grade  (i.e.,  “junk  bonds”)  and  thus  rated below  Baa3  by  Moody's,  BBB-  by  S&P  or  BBB-  by  Fitch  Ratings  Ltd.  or  unrated  and  securities in default.

•  The  Fund  may  invest  in  derivatives,  which  are  financial  instruments  that  have  a  value  that depends  upon,  or  is  derived  from,  a  reference  asset,  such  as  one  or  more  underlying  securities,

pools of securities, options, futures, indexes or currencies. The most common types of derivatives in  which  the  Fund  may  invest  are  forwards,  options,  futures  and  swaps  contracts.  The  Fund's forward  contracts  include  forward  currency  contracts.  The  Fund's  swap  agreements  may  include equity,  interest  rate,  index,  credit  default  and  currency  rate  swap  agreements.  The  Fund's  futures contracts  may  include  futures  on  securities,  commodities,  and  securities  indices.  The  Fund's options  contracts  may  include  options  on  securities,  securities  indices,  commodities  and  futures.

The Fund may purchase or write options. The Fund may invest in derivatives to hedge (or reduce)

its  exposure  to  a  portfolio  asset  or  risk,  to  obtain  leverage  for  speculative  purposes,  to  manage cash  and/or  as  a  substitute  for  taking  a  position  in  the  reference  asset  or  to  gain  exposure  to certain  asset  classes,  in  which  case  the  derivatives  may  have  economic  characteristics  similar  to those  of  the  reference  asset  and  the  Fund's  investment  in  the  derivatives  may  be  applied  toward meeting  a  requirement  to  invest  a  certain  percentage  of  its  net  assets  in  instruments  with  such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments  and  results  in  the  Fund  controlling  substantially  more  assets  than  it  has  equity  in  an effort  to  increase  returns.  The  Fund  may  also  obtain  leverage  by  investing  short  sale  proceeds when such proceeds are received by the Fund as Fund assets.

Each  Underlying  Fund  invests  its  assets  in  accordance  with  its  investment  strategy.  The  Fund  may invest  in  Underlying Funds in  excess  of  the limitations under  the  1940  Act,  pursuant  to  an  exemptive order obtained by the Fund and the Adviser from the SEC and consistent with the conditions specified

in such order.   Investments in the securities of  Underlying Funds involve duplication of  advisory fees and  certain  other  expenses.  By  investing  in  an  Underlying  Fund,  the  Fund  becomes  a  shareholder  of

that   Underlying   Fund.   As   a   result,   the   Fund's   shareholders   will   indirectly   bear   the   Fund's

proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to  the  fees  and  expenses  the  Fund's  shareholders  directly  bear  in  connection  with  the  Fund's  own operations.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Redmont Resolute Fund II

New Policy

The  Fund  pursues  its  objective  primarily  by  allocating  its  assets  among  (i)  investment  sub-advisers

(the  "Sub-Advisers")  who  manage  alternative  or  hedging  investment  strategies,  (ii)  other  open-end investment companies, registered under the Investment Company Act of 1940, as amended (the "1940

Act")  that  use  alternative  or  hedging  strategies,  and  (iii)  derivatives,  principally  total  return  swaps  on reference  pools  of  securities  which  may be  managed  by unaffiliated  parties (“Underlying Pools”), for

the  purposes  of  seeking  economic  exposure  to  alternative  or  hedging  strategies.   These  three  primary

approaches  to  achieve  exposure  to  alternative  or  hedging  strategies  will  be  collectively  referred  to  as

the  "Underlying  Investment  Strategies"  of  the  Fund.   The  Fund  may  also  invest  in  closed-end  funds

and   exchange-traded   funds,   which   also   provide   exposure   to   hedging   or   alternative   strategies.

Collectively, the open-end funds, closed-end funds and exchange-traded funds in which the Fund may invest are referred to as "Underlying Funds.”

The  hedging  or  alternative  strategies  to  which  the  Fund's  Underlying  Investment  Strategies  seek  to provide  exposure  may  include,  among  other  techniques,  the  use  of  short  selling,  options,  futures,

derivatives  or  similar  instruments.    Alternative  investment  strategies  may  include,  among  others,

long/short,  market  neutral  and  arbitrage  strategies;  commodities  or  commodity-linked  investments;

leverage;  derivatives;  distressed  securities;  and  other  investment  techniques  that  are  expected  to achieve the Fund's investment objective.  These strategies are common hedge fund-type strategies and may attempt to exploit disparities or inefficiencies in the markets, geographical areas, and companies;

take  advantage  of  security  mispricings  or  anticipated  price  movements;  and/or  benefit  from  cyclical themes or special situations or events (such as spin-offs or reorganizations).

The  Adviser  determines  the  allocation  of  the  Fund's  assets  among the  various  Underlying Investment

Strategies.  In  selecting  and  weighting  investment  options,  the  Adviser  seeks  to  identify  Underlying

Investment   Strategies   which,   based   on  the   investment   styles  and   historical   performance   of   the

associated  managers,  have  the  potential,  in  the  opinion  of  the  Adviser,  to  perform  independently  of each  other  and  achieve  positive  risk-adjusted  returns  in  various  market  cycles.  This  is  referred  to  as

"low  correlation."  The  degree  of  correlation  of  any  an  Underlying  Investment  Strategy  will,  with other  investment  strategies and the market  as a whole, vary as a result  of  market  conditions and other

factors.   By  allocating  its  assets  among  a  number  of  investment  options,  the  Fund  seeks  to  provide exposure to a broad array of assets with less risk and lower volatility than if the Fund utilized a single

Manager  or  a  single  strategy  approach.  The  Adviser  may  change  the  allocation  of  the  Fund's  assets among the available investment options, and may add or remove Underlying Investment Strategies, at any time.

Sub-Advisers

Each  Sub-Adviser  is  responsible  for  the  day-to-day  management  of  its  allocated  portion  of  Fund assets.  The  Adviser  has  ultimate  responsibility,  subject  to  the  oversight  of  the  Board  of  Trustees  of the  Fund,  to  oversee  the  Sub-Advisers,  and  to  recommend  their  hiring,  termination  and  replacement.

The  Adviser  may  hire  and  terminate  Sub-Advisers  in  accordance  with  the  terms  of  an  exemptive order  obtained  by  the  Fund  and  the  Adviser  from  the  SEC,  under  which  the  Adviser  is  permitted,

subject  to  supervision  and  approval  of  the  Board  of  Trustees,  to  enter  into  and  materially amend  sub-

advisory  agreements  without  shareholder  approval.  Currently,  the  Adviser  has  entered  into  sub-

advisory   agreements   with   Turner   Investments,   L.P.   and   Robeco   Investment   Management,   Inc.

(“RIM”)  for the Fund.   As of  the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisers are allocated to RIM.

Underlying Funds

Each  Underlying  Fund  invests  its  assets  in  accordance  with  its  investment  strategy.  As  the  Fund  is  a

shareholder   of   each   Underlying   Fund,   the   Fund's   shareholders   will   indirectly   bear   the   Fund's

proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to  the  fees  and  expenses  the  Fund's  shareholders  directly  bear  in  connection  with  the  Fund's  own

operations.   As  a  result,  investments  in  the  securities  of  Underlying  Funds  involve  the  duplication  of

advisory fees  and  certain  other  expenses.   The  Fund  may invest  in  Underlying Funds  in excess  of  the limitations under  the 1940 Act, pursuant  to an exemptive order  obtained by the Fund and the Adviser from the SEC.

Swap Contracts on Underlying Pools

Swap contracts, such as total return swaps, are contracts between the Fund and, typically, a brokerage firm  or  other  financial  institution  (the  swap  counterparty)  for  periods  ranging  from  a  few  days  to

multiple  years.   In  a  basic  swap  transaction,  the  Fund  and  the  swap  counterparty  agree  to  exchange the  returns  that  would  be  earned  or  realized  if  the  notional  amount  (i.e.,  the  amount  selected  by  the parties as the basis on which to calculate the obligations they have agreed to exchange)  were invested

in  certain  reference  assets.   In  a  total  return  swap,  the  parties  agree  to  “swap”  the  total  return  of  an underlying  reference  asset  (such  as  an  index,  security  or  underlying  pool  of  securities)  in  exchange for  a  regular  payment,  at  a floating rate,  at  a  fixed  rate,  or  the  total  rate  of  return on  another  financial

instrument.   The  Fund  may  take  either  position  in  a  total  return  swap  (i.e.,  the  Fund  may  receive  or

pay  the  total  return  on  the  underlying  reference  asset  or  index).   The  Fund  may,  through  such  a  total

return  swap,  seek  to  access  the  returns  of  a  single  or  multiple  Underlying  Pool(s)  that  use  a  single manager or multiple managers to execute strategies which the Adviser deems to be consistent with the

Fund’s investment objective and principal investment strategies.

In  addition  to  Underlying  Investment  Strategies,  the  Adviser  may  invest  the  Fund's  assets  directly  in

the  same  manner  as  any  Sub-Adviser  in  pursuit  of  the  Fund's  investment  objective.    Investments

generally include equity securities, fixed income securities and derivatives.

•  In  addition  to  the  Underlying  Investment  Strategies,  the  Fund  may  invest  in  equity  securities  of

issuers   of   any   market   capitalization   in   the   U.S.   or   abroad,   including   convertible,   private

placement/restricted,  initial  public  offering  (“IPOs”)  and  emerging  market  securities,  with  certain

exposures   to   non-U.S.   issuers   obtained   through   investments   in   American   Depositary   Receipts

("ADRs").

•  The  Fund  may  invest  in  fixed-income  securities  of  any  credit  quality  and  maturity,  including  those with fixed or  variable terms and those of  defaulted/distressed issuers and bank loans. These securities can  be  rated  below  investment  grade  (i.e.,  “junk  bonds”)  and  thus  rated  below  Baa3  by  Moody's,

BBB- by S&P or BBB- by Fitch Ratings Ltd. or unrated and securities in default.

•  The  Fund  may  invest  in  derivatives,  in  addition  to  swap  contracts  whose  value  is  derived  from  an

Underlying  Pool,  which  are  financial  instruments  that  have  a  value  that  depends  upon,  or  is  derived from,  a  reference  asset,  such  as  options,  futures,  indexes  or  currencies.  The  most  common  types  of derivatives  in  which  the  Fund  may  invest  are  forwards,  options,  futures  and  swaps  contracts.  The

Fund  may invest  in  derivatives  to  hedge  (or  reduce)  its exposure  to  a  portfolio  asset  or  risk,  to  obtain leverage  for  speculative  purposes,  to  manage  cash  and/or  as  a  substitute  for  taking  a  position  in  the reference  asset  or  to  gain  exposure  to  certain  asset  classes,  in  which  case  the  derivatives  may  have economic  characteristics  similar  to  those  of  the  reference  asset  and  the  Fund's  investment  in  the derivatives  may  be  applied  toward  meeting  a  requirement  to  invest  a  certain  percentage  of  its  net assets in instruments with such characteristics.

Old Policy

The  Fund  pursues  its  objective  primarily  by  allocating  its  assets  among  (i)  investment  sub-advisers

(the  “Sub-Advisers",  also  referred  to  as  “Managers”)  who  manage  alternative  or  hedging  investment strategies  and  (ii)  other  open-end  investment  companies  registered  under  the  Investment  Company

Act  of  1940,  as  amended  (the  "1940  Act")  that  use  alternative  or  hedging  strategies.   The  Fund  may

also  invest  in  closed-end  funds,  exchange-traded  funds  and  exchange-traded  notes,  which  provide

exposure to  hedging or  alternative  strategies.   Collectively,  the  open-end  funds,  closed-end  funds  and exchange-traded funds in which the Fund may invest are referred to as “Underlying Funds.”

Hedging  strategies  used  by  the  Sub-Advisers  and  the  Underlying  Funds  may  include,  among  other

techniques,  the  use  of  short  selling,  options,  futures,  derivatives  or  similar  instruments.   Alternative

investment  strategies  may  include,  among  others,  long/short,  market  neutral  and  arbitrage  strategies;

commodities  or  commodity-linked  investments;  leverage;  derivatives;  distressed  securities;  and  other

investment  techniques  that  are  expected  to  achieve  the  Fund's  investment  objective.   These  strategies

are  common  hedge  fund-type  strategies  and  may  attempt  to  exploit  disparities  or  inefficiencies  in  the markets,  geographical  areas,  and  companies;  take  advantage  of  security  mispricings  or  anticipated price  movements;  and/or  benefit  from  cyclical  themes  or  special  situations  or  events  (such  as  spin-

offs  or  reorganizations).  Through  its  use  of  the  Sub-Advisers  and  the  Fund’s  investment  in  the

Underlying  Funds,  the  Fund  generally  seeks  to  maintain  net  equity  exposure  ranging  between  ten

percent  (10%)  to  sixty  percent  (60%)  of  net  assets.   For  example,  an  Underlying  Fund  that  uses  a

long/short  strategy  may  be  100%  long  equities  and  40%  short  equities,  resulting  in  a  net  equity

exposure  of  60%,  with  the  balance  held  in  cash.   The  remainder  of  the  Fund’s  exposure  (i.e.,  other

than  net  equity)  is expected to  come  primarily from the  investment  in  investment  grade  fixed-income securities  of  varying  maturities,  cash,  non-equity  derivatives  or  similar  instruments  by  one  or  more

Sub-Advisers or Underlying Funds.

The  Adviser  determines  the  allocation  of  the  Fund's  assets  among  the  various  Sub-Advisers  and

Underlying  Funds.  In  selecting  and  weighting  investment  options,  the  Adviser  seeks  to  identify  Sub-

Advisers  and  Underlying  Funds  which,  based  on  their  investment  styles  and  historical  performance,

have  the  potential,  in  the  opinion  of  the Adviser,  to  perform  independently  of  each  other  and  achieve positive  risk-adjusted  returns  in  various  market  cycles.  This  is  referred  to  as  "low  correlation."  The degree  of  correlation  of  any  given  investment  strategy  of  a  Sub-Adviser  or  an  Underlying  Fund  will,

with  other  investment  strategies  and  the  market  as  a  whole,  vary  as  a  result  of  market  conditions  and other  factors, and some  Sub-Advisers  and Underlying Funds  will  have  a  greater  degree  of  correlation with  each  other  and  with  the  market  than  others.  By  allocating  its  assets  among  a  number  of investment  options, the Fund seeks to achieve diversification, less risk and lower volatility than if  the

Fund  utilized  a  single  Manager  or  a  single  strategy approach.  The  Fund  is  not  required  to  invest  with

any   minimum   number   of   Sub-Advisers   or   Underlying  Funds,   and   does   not   have   minimum  or

maximum  limitations  with  respect  to  allocations  of  assets  to  any  Sub-Adviser,  investment  strategy  or market  sector.  The  Adviser  may  change  the  allocation  of  the  Fund's  assets  among  the  available investment  options,  and  may  add  or  remove  Sub-Advisers,  at  any  time.  For  a  variety  of  reasons,

including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

Each  Sub-Adviser  is  responsible  for  the  day-to-day  management  of  its  allocated  portion  of  Fund assets.  The  Adviser  has  ultimate  responsibility,  subject  to  the  oversight  of  the  Board  of  Trustees  of the  Fund,  to  oversee  the  Sub-Advisers,  and  to  recommend  their  hiring,  termination  and  replacement.

The  Adviser  may  hire  and  terminate  Sub-Advisers  in  accordance  with  the  terms  of  an  exemptive order  obtained  by  the  Fund  and  the  Adviser  from  the  SEC,  under  which  the  Adviser  is  permitted,

subject  to  supervision  and  approval  of  the  Board  of  Trustees,  to  enter  into  and  materially amend  sub-

advisory agreements without shareholder approval. The Adviser will furnish shareholders of the Fund with  information  regarding  a  new  Sub-Adviser  within  90  days  of  the  hiring  of  the  new  Sub-Adviser.

As  of  the  date  of  this  Prospectus,  the  Adviser  has  not  entered  into  any  sub-advisory  agreements  with respect to the Fund.

In  addition  to  Sub-Advisers  and  Underlying  Funds,  the  Adviser  may  invest  the  Fund's  assets  directly

in  the  same  manner  as  any  Sub-Adviser  in  pursuit  of  the  Fund's  investment  objective.   Investments

generally include equity securities, fixed income securities and derivatives.

•  In  addition  to  the  Underlying  Funds,  the  Fund  may  invest  in  equity  securities  of  issuers  of

any     market     capitalization     in     the     U.S.     or     abroad,     including     convertible,     private

placement/restricted, initial  public offering (“IPOs”)  and  emerging market  securities, with  certain exposures  to  non-U.S.  issuers  obtained  through  investments  in  American  Depositary  Receipts

("ADRs").

•   The   Fund   may   invest   in   fixed-income   securities   of   any   credit   quality   and   maturity,

including  those  with  fixed  or  variable  terms  and  those  of  defaulted/distressed  issuers  and  bank loans.  These  securities  can  be  rated  below  investment  grade  (i.e.,  “junk  bonds”)  and  thus  rated below  Baa3  by  Moody's,  BBB-  by  S&P  or  BBB-  by  Fitch  Ratings  Ltd.  or  unrated  and  securities in default.

•  The  Fund  may  invest  in  derivatives,  which  are  financial  instruments  that  have  a  value  that depends  upon,  or  is  derived  from,  a  reference  asset,  such  as  one  or  more  underlying  securities,

pools of securities, options, futures, indexes or currencies. The most common types of derivatives in  which  the  Fund  may  invest  are  forwards,  options,  futures  and  swaps  contracts.  The  Fund's forward  contracts  include  forward  currency  contracts.  The  Fund's  swap  agreements  may  include equity,  interest  rate,  index,  credit  default  and  currency  rate  swap  agreements.  The  Fund's  futures contracts  may  include  futures  on  securities,  commodities,  and  securities  indices.  The  Fund's options  contracts  may  include  options  on  securities,  securities  indices,  commodities  and  futures.

The Fund may purchase or write options. The Fund may invest in derivatives to hedge (or reduce)

its  exposure  to  a  portfolio  asset  or  risk,  to  obtain  leverage  for  speculative  purposes,  to  manage cash  and/or  as  a  substitute  for  taking  a  position  in  the  reference  asset  or  to  gain  exposure  to certain  asset  classes,  in  which  case  the  derivatives  may  have  economic  characteristics  similar  to those  of  the  reference  asset  and  the  Fund's  investment  in  the  derivatives  may  be  applied  toward meeting  a  requirement  to  invest  a  certain  percentage  of  its  net  assets  in  instruments  with  such characteristics. Leverage generally involves the use of debt by the Fund to finance the purchase of investments  and  results  in  the  Fund  controlling  substantially  more  assets  than  it  has  equity  in  an effort  to  increase  returns.  The  Fund  may  also  obtain  leverage  by  investing  short  sale  proceeds when such proceeds are received by the Fund as Fund assets.

Each  Underlying  Fund  invests  its  assets  in  accordance  with  its  investment  strategy.  The  Fund  may invest  in  Underlying Funds in  excess  of  the limitations under  the  1940  Act,  pursuant  to  an  exemptive order obtained by the Fund and the Adviser from the SEC and consistent with the conditions specified

in such order.   Investments in the securities of  Underlying Funds involve duplication of  advisory fees and  certain  other  expenses.  By  investing  in  an  Underlying  Fund,  the  Fund  becomes  a  shareholder  of

that   Underlying   Fund.   As   a   result,   the   Fund's   shareholders   will   indirectly   bear   the   Fund's

proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to  the  fees  and  expenses  the  Fund's  shareholders  directly  bear  in  connection  with  the  Fund's  own operations.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.